                                                                EXHIBIT 10.12


                            STOCK PURCHASE AGREEMENT

                                  BY AND AMONG

                         HOMECOM COMMUNICATIONS, INC.,

                                  ROGER NEBEL,

                                 SAMUEL MIGUES,

                                CATHY E. CRIST,

                                      AND

                                   JAY HEISER

                            STOCK PURCHASE AGREEMENT

         This STOCK PURCHASE AGREEMENT ("Agreement") is made and entered into as of the 31st day of August, 1996 by and among HomeCom Communications, Inc., a Delaware corporation ("HomeCom") and Roger Nebel, a resident of the State of Virginia, Samuel Migues, a resident of the State of Virginia, Cathy E. Crist, a resident of the State of Virginia, and Jay Heiser, a resident of the State of Virginia, (collectively, the "Selling Stockholders").

                            BACKGROUND STATEMENT

         The Selling Stockholders own all of the issued and outstanding shares (the "Shares") of the $.01 par value per share common stock of HomeCom Internet Security Services, Inc., a Delaware corporation ("HISS"), and the Selling Stockholders desire to sell to HomeCom the Shares, and HomeCom desires to purchase the Shares from the Selling Stockholders, all on the terms provided in this Agreement.

         Now therefore, in consideration of the premises and the mutual covenants contained herein, the Selling Stockholders and HomeCom hereby agree as follows:

1.       PURCHASE AND SALE OF  SHARES.

         (a) Upon the terms and subject to the conditions of this Agreement, the Selling Stockholders agree to and hereby do sell the Shares to HomeCom, and HomeCom hereby purchases the Shares from the Selling Stockholders for the Purchase Price set forth herein. HomeCom and the Selling Stockholders acknowledge and agree that the Shares shall not be transferred by the Selling Stockholders, except as set forth herein.

         (b) The Selling Stockholders hereby transfer the Shares to HomeCom in accordance with Irrevocable Stock Powers, in the forms attached hereto as EXHIBIT A (the "Stock Powers"). HomeCom and the Selling Stockholders agree to execute any and all other documents to effect the provisions of this Agreement as may be reasonably requested by HomeCom from time to time.

2.       PURCHASE PRICE.

         (a) CLOSING PAYMENTS. In consideration for the sale, assignment and transfer to HomeCom of the Shares, concurrent with the execution of this Agreement HomeCom has paid $[.01] per Share to each of the Selling Stockholders, receipt of which is hereby acknowledged by each Selling Stockholder.

         (b) EARNOUT PAYMENTS. As additional consideration for the purchase of the Shares, HomeCom hereby agrees to pay to each of the Selling Stockholders the following percentage of the Earnout Payments (as defined below):


                                                      Percentage of
                   Selling Stockholder               Earnout Payments
                   -------------------               ----------------
                     Roger Nebel                          48%
                     Samuel Migues                        24%
                     Cathy E. Crist                        5%
                     Jay Heiser                           24%




         The "Earnout Payments" shall be calculated based on 30% of the gross revenues of HISS (whether as a corporation or as a division of HomeCom) for the period between September 30, 1996 and

September 30, 1997 (the "Initial Value Pool"), and shall be payable in four annual installments equal to 25% of the Initial Value Pool, adjusted as follows:

                 (i) each annual installment shall be increased by the amount of the annual installment not paid in a prior year as a result of the Net Profit Cap (as defined below); and

                 (ii) in no event shall any total annual installment be greater than the net profits of HISS (whether as a corporation or as a division of HomeCom) during the calendar year ended September 30 of the year in which such annual installment is to be paid (the "Net Profit Cap"); provided, however, that no annual installment shall be paid to any Selling Stockholder who is not in compliance with the provisions of Section 8 hereof relating to noncompetition on September 30 of the calendar year in which such annual installment is to be paid. All Earnout Payments shall be calculated in good faith by HomeCom based upon the regularly prepared unaudited financial statements of HomeCom and HISS and shall be paid no later than October 30 of the applicable annual installment year.

         HomeCom shall have the option to pay all or any portion of an Earnout Payment to any or all of the Selling Stockholders in either (x) cash or cash equivalents or (y) by issuing unregistered shares of HomeCom's common stock (the "Earnout Shares"), which for purposes of paying annual installments shall have the following value:

                 (i) If HomeCom common stock is publicly traded on a national stock exchange or on the Nasdaq over-the-counter system, Earnout Shares shall be deemed to have a value equal to the average closing price (or the average of the bid and ask prices, if no closing sale price is reported) for HomeCom common stock as reported by the stock exchange (or Nasdaq bid-and-ask system) for the ten (10) trading days immediately preceding the date of payment of such Earnout Shares;

                 (ii) If HomeCom common stock is not publicly traded as provided above, the value of Earnout Shares shall be determined by the Board of Directors in good faith, based on HomeCom's financial statements, and such other relevant factors as the Company deems appropriate, immediately prior to issuance of such Earnout Shares.

         For the purposes of this Section 2, "gross revenues" and "net profits" of HISS (whether as a separate company or a consolidated division of HomeCom) shall be determined by HomeCom in accordance with generally accepted accounting principles, modified as deemed appropriate by HomeCom, but applied on a historically consistent basis.


3. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS. The Selling Stockholders each hereby represents, warrants and covenants jointly and severally to HomeCom as follows:

         (a) HISS is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with the full and unrestricted power and authority, corporate and otherwise, to own, operate and lease its assets and properties and to carry on its business as currently conducted and in which it presently proposes to engage.

         (b) HISS has no liabilities or obligations of any nature (whether known or unknown) and there is no basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand against HISS giving rise to any liability or obligation in excess of $10,000.

         (c) HISS has no subsidiaries and does not control, directly or indirectly, or have any direct or indirect equity participation or any interest in any corporation, partnership, trust, venture, business, enterprise, firm or other business association.

         (d) each of the Selling Stockholders has full power and authority to execute, deliver, and carry out the terms of this Agreement and that this Agreement constitutes a valid and binding obligation of each of the Selling Stockholders;

         (e)     with respect to the Shares being transferred by the Selling
Stockholders: (i) each Selling Shareholder has the unrestricted power and the unqualified right to sell, assign, and deliver to HomeCom good, valid, and marketable title to such Shares, free and clear of any liens, claims, encumbrances and equitable rights; (ii) no option, contract, or other agreement exists pursuant to which any person or entity has any right to purchase or otherwise acquire, now or in the future, any portion of any of such Shares; and
(iii) no person or entity owns or holds any option, warrant, convertible security, or any right, contractual or otherwise, to purchase or acquire any additional interests in HISS; and

         (f) each of the Selling Stockholders has had an opportunity to consult with his attorney, financial advisors, and others regarding all financial, securities, tax and other aspects of this transaction.

4. INVESTMENT REPRESENTATIONS AND WARRANTIES. As to the Earnout Shares which may be issued by homecom to each Selling Stockholder as part or all of the Earnout Payments, each Selling Stockholder represents, warrants and covenants to HomeCom as follows:

         (a) The Earnout Shares which may be acquired by him hereby are being purchased for investment purposes only with no intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Earnout Shares.

         (b) He is a resident of the state shown in his address below and will be the sole party in interest as to the Earnout Shares which may be issued to him and is acquiring the Earnout Shares for his own account, for investment only and not with a view toward the resale or distribution thereof.

         (c) He understands that he must bear the economic risk of this investment for an indefinite period of time because the Earnout Shares are not registered under the Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state or other jurisdiction. He has been advised that the Earnout Shares are not being registered under the Securities Act upon the basis that the transactions involving their sale are exempt from such registration requirements as transactions by an issuer not involving any public offering and in reliance on Regulation D, as promulgated by the United States Securities and Exchange Commission ("SEC") pursuant to the Securities Act, and that reliance by HomeCom on such exemption is predicated in part on his representations set forth in this Agreement. He acknowledges that HomeCom makes no representations of any kind concerning its intent or ability to offer or sell the earnout shares in a public offering or otherwise. He further understands that HomeCom makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended, or its dissemination to the public of any current financial or other information concerning the HomeCom, as may be required as a condition for the unregistered resale of restricted securities.

         (d) He represents and warrants that he is able to bear the economic risk of losing his entire investment in HomeCom, which is not disproportionate to his net worth, and that he has adequate means of providing for his current needs and personal contingencies without regard to the investment in HomeCom.

         (e) He represents and warrants that in connection with his purchase of any of the Earnout Shares no oral or written representations or warranties have been made to him. He acknowledges that no person is authorized to give any information or to make any statement not contained in this Agreement, and that any information or statement not contained herein must not be relied upon as having been authorized by HomeCom, any affiliates of HomeCom, or any professional advisors thereto.

         (f) He represents and warrants that, to the extent he has deemed necessary, he has consulted with his attorney, financial advisors and others regarding all financial, securities and tax aspects of the proposed investment, this Agreement and all documents relating thereto on his behalf. He and his advisors have sufficient knowledge and experience in business and financial matters to evaluate HomeCom, to evaluate the risks and merits of an investment in HomeCom, to make an informed investment decision with respect thereto, and to protect his interest in connection with his subscription without need for the additional information which would be required to be included in more complete registration statements effective under the Securities Act.

         (g) He acknowledges that he and his advisors have received and reviewed (i) this Agreement, and (ii) for informational purposes only, the draft form of HomeCom's Registration Statement attached hereto as EXHIBIT A.
He represents that he and his advisors have had an opportunity to ask questions of and to receive answers from the officers of HomeCom and to obtain additional information in writing to the extent that HomeCom possesses such information or could acquire it without unreasonable effort or expense: (x) relative to HomeCom and the offering of the Earnout Shares, and (y) necessary to verify the accuracy of any information, documents, books and records furnished to him.
All such materials and information requested by him and his advisors (including information requested to verify information previously furnished) have been made available and examined by him or his advisors.

         (h) He agrees that he will not attempt to pledge, transfer, convey or otherwise dispose of the Earnout Shares without first offering them to HomeCom pursuant to the terms of this Agreement and thereafter, only in a transaction that is the subject of either (i) an effective registration statement under the 1933 Act and any applicable state securities laws, or (ii) an opinion of counsel, which opinion of counsel shall be satisfactory to HomeCom, to the effect that such registration is not required. HomeCom may rely on such an opinion of his counsel in making such determination. He consents to the placement of legends on any certificates or documents representing any of the Earnout Shares stating that they are subject to the restrictions contained in this Agreement, and have not been registered under the 1933 Act or any applicable state securities laws and setting forth or referring to the restrictions on transferability and sale thereof. He is aware that HomeCom will make a notation in its appropriate records, and notify its transfer agent, with respect to the restrictions on the transferability of the Earnout Shares.

         (i) He understands and agrees that stop transfer instructions will be given to HomeCom's transfer agent or the officer in charge of its share records and noted on the appropriate records of HomeCom to the effect that the Earnout Shares may not be transferred out of his name unless approval is first obtained from HomeCom. He further agrees that there will be placed on the certificate for the Shares, or any substitutions therefor, a legend stating in substance as follows, and he understands and agrees that HomeCom may refuse to permit the transfer of the Shares out of his name and that the Shares must be held indefinitely in the absence of compliance with the terms of such legend and this Agreement:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "FEDERAL ACT"), OR UNDER THE PROVISIONS OF THE GEORGIA SECURITIES ACT OF 1973, AS AMENDED ("GEORGIA ACT"), OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION, BUT HAVE BEEN ACQUIRED BY THE REGISTERED OWNER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE FEDERAL ACT, AS SET FORTH AT O.C.G.A. SECTION 10-5-

         9(13) UNDER THE GEORGIA ACT AND AS SET FORTH IN OTHER APPLICABLE SECURITIES LAWS. THE SHARES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER PROVISIONS OF THE FEDERAL ACT, THE GEORGIA ACT, OR ANY OTHER APPLICABLE SECURITIES LAWS, OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE FEDERAL ACT, THE GEORGIA ACT, OR ANY OTHER APPLICABLE SECURITIES LAWS; AND IN THE CASE OF AN EXEMPTION, UNLESS, UPON REQUEST OF THE CORPORATION, THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF THE SHARES.

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS CONTAINED IN THAT CERTAIN STOCK PURCHASE AGREEMENT BETWEEN THE INITIAL (AND ANY SUBSEQUENT) OWNER OF THESE SHARES AND THE CORPORATION DATED AUGUST ____, 1996, A COPY OF WHICH IS AVAILABLE FROM THE CORPORATION.

5. HOMECOM'S RIGHT OF FIRST REFUSAL. Each Selling Shareholder agrees with HomeCom that before any Earnout Shares which may be issued to him may be sold or otherwise transferred by him (including transfer by gift or operation of law), he must first fully comply with the right of first refusal to purchase the Earnout Shares as set forth in this Section 5 (the "Right of First Refusal").

         (a) NOTICE OF PROPOSED TRANSFER. If any Selling Stockholder desires to sell or otherwise transfer any Earnout Shares, such Selling Stockholder shall deliver a written notice (the "Notice") to HomeCom stating:
(i) such Selling Stockholder's bona fide intention to sell or otherwise transfer such Earnout Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Earnout Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which such Selling Stockholder proposes to offer or to sell the Earnout Shares (the "Offered Price"); and such Selling Stockholder shall offer to sell the Earnout Shares at the Offered Price to HomeCom.

         (b)     EXERCISE OF RIGHT OF FIRST REFUSAL.  At any time within thirty
(30) days after receipt of the Notice, HomeCom or its assignee may, by giving written notice to such Selling Stockholder, elect to purchase any or all of the Earnout Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with Section 5.c. below.

         (c) PURCHASE PRICE. The purchase price for the Earnout Shares purchased under this paragraph shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of HomeCom in good faith.

         (d) PAYMENT. Payment of the purchase price shall be made, at the option of HomeCom or its assignee, either (i) in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of such Selling Stockholder or his assignees, or by any combination thereof within thirty (30) days after receipt of the Notice or (ii) in the manner and at the time(s) set forth in the Notice.

         (e) HOLDER'S RIGHT TO TRANSFER. If all of the Earnout Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by HomeCom and/or its assignee as provided in this paragraph, then the Selling Stockholder may sell or otherwise transfer such Earnout Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty
(120) days after the date of the Notice, and provided further than any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this paragraph shall continue to apply to the Earnout Shares in the hands of such Proposed Transferee. If the Earnout Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to HomeCom, and HomeCom shall again be offered the Right of First Refusal, before any Earnout Shares held by the Selling Stockholder may be sold or otherwise transferred.

         (f) EXCEPTION FOR CERTAIN FAMILY TRANSFERS. Anything to the contrary contained in this paragraph notwithstanding, the transfer of any or all of the Earnout Shares, during such Selling Stockholder's lifetime or on any Selling Stockholder's death by will or intestacy, to such Selling Stockholder's immediate family or a trust for the benefit of such Selling Stockholder or such Selling Stockholder's immediate family shall be exempt from the provisions of this paragraph; provided that, as a condition to receiving the Earnout Shares, the transferee or other recipient shall agree in writing to receive and hold the Earnout Shares so transferred subject to the provisions of this Agreement, and to transfer such Earnout Shares no further except in accordance with the terms of this Agreement. As used herein, "immediate family" shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister.

         (g) TERMINATION OF RIGHT OF FIRST REFUSAL. The Right of First Refusal shall terminate as to any Earnout Shares upon the closing of a firmly underwritten public offering of HomeCom's common stock with gross proceeds to HomeCom of more than $5,000,000.

6. RELEASE. The Selling Stockholders do hereby remise, release, acquit and forever discharge HomeCom and HISS and any parent, subsidiary and affiliates of HomeCom or HISS, and their directors, officers, agents, representatives, and employees of and from all manner of actions, causes of action, suits, debts, covenants, trespasses, contracts, agreements, damages, judgments, liabilities, losses, costs, expenses (including, but not limited to, attorneys' fees) and claims of any nature whatsoever, in law or equity; including, but not limited to, (i) any and all rights to any securities of HISS or any affiliate thereof,
(ii) any and all guaranties of debt or obligations of the Selling Stockholders executed by HomeCom or HISS, and (iii) any and all security interests held by the Selling Stockholders on any assets or securities of HISS, whether or not now or hereafter known, suspected or claimed, which the Selling Stockholders ever had, now have, or which the Selling Stockholders hereafter can, shall or may have or allege against HomeCom or HISS, any parent, subsidiary, or affiliates of HomeCom or HISS, or their directors, officers, agents, representatives, or employees or by reason or any manner, cause or thing from the beginning of the world to the date hereof.

7. INDEMNIFICATION. Each of the Selling Stockholders do hereby agree to indemnify and hold harmless the other party, and any affiliated corporation or entity, the partners, officers, directors and employees of any of the foregoing and any professional advisors thereto, from and against any and all loss, damage, liability or expense, including costs and reasonable attorneys' fees, to which HomeCom or HISS may become subject or which such other party may incur by reason of or in connection with any misrepresentation made by any of the Selling Stockholders, any breach of their representations or warranties, or any failure to fulfill their covenants or agreements under this Agreement.

8.       NONCOMPETITION.

         (a) DEFINITIONS. As used in this Section 8, the following terms shall have the following meanings:

                 (i) Acquisition. "Acquisition" shall mean the acquisition of the Shares by HomeCom contemplated by this Agreement.

                 (ii) Employee. "Employee" shall mean any individual who as of the date hereof or at any time hereafter is or becomes an employee or independent contractor of HomeCom or HISS (or a parent or subsidiary of HomeCom or HISS), whether or not such employee or independent contractor is employed or retained pursuant to written agreement or at will.

                 (iii) Person. "Person" shall mean any individual, corporation, partnership (whether general or limited), trust, association, firm, business trust, proprietorship, or unincorporated organization or a government or any agency or political subdivision thereof.

                 (Iv) Purchaser. "Purchaser" shall mean HomeCom, its successors and assigns.

                 (v) Territory. "Territory" shall mean the continental United States.

         (b) SCOPE AND REASONABLENESS OF RESTRICTIONS. Each of the Selling Stockholders acknowledges the following:

                 (i) that HISS is engaged in the production and marketing of Internet security programs and services throughout the Territory;

                 (ii) that the Purchaser would not consummate the Acquisition without the assurance that the Selling Stockholders will not engage in the activities prohibited by this Agreement for the periods set forth below, and, in order to induce the Purchaser to consummate the Acquisition, each of them agrees to the terms of this Agreement which restrict his or its actions throughout the Territory;

                 (iii) that the Selling Stockholders fully understand their respective obligations undertaken by this Agreement; and

                 (iv) that such restrictions are reasonable in light of the business of HISS and the benefits of the Acquisition to the Selling Stockholders.

         (c) COVENANTS REGARDING NONCOMPETITION. The Selling Stockholders each agree that it or he will not, directly or indirectly, within the Territory for a period of four years from the date hereof:

                 (i) have any direct or indirect interest or ownership in (whether as owner, joint venturer, officer, director, shareholder or otherwise except as a shareholder in a publicly-traded entity);

                 (ii)     enter the employment of;

                 (iii) act as management agent for, broker for, independent contractor for, or consultant to; or

                 (iv) in any other way assist any Person, which owns, operates, or manages within the Territory any business enterprises that directly competes with the Purchaser in the markets in which the Purchaser markets and sells it products and services in the ordinary course of its business.

         (d) COVENANT REGARDING NONSOLICITATION OF EMPLOYEES. Each of the Selling Stockholders agrees that for a period of four years from the date hereof, he or it will not, directly or indirectly, individually or on the behalf of any Person, (i) employ or solicit for employment any Employee or (ii) solicit or otherwise induce any Employee to terminate his or her employment or association with the Purchaser.

         (e) REMEDIES. Each of the Selling Stockholders acknowledges that a breach of any covenant in paragraph (c) or (d) above may cause irreparable harm to the Purchaser and that monetary damages at law will be inadequate.
Each of the Selling Stockholders therefore agrees that the Purchaser shall be entitled to an injunction by an appropriate court in the appropriate jurisdiction, enjoining him or it or any one or more of them from the direct or indirect continuance of any such violation, in addition to any monetary damages which might be adjudicated to have occurred by reason of the breach of any covenant in paragraph (c) or (d) above.

         (f) SEVERABILITY. Each of the covenants in this Section 8 shall be independent and severable from the others, and should any covenant for any reason be held illegal, invalid or unenforceable in whole or in part, such illegality, invalidity or unenforceability shall not affect any other covenant in this Section 8. Similarly, should any covenant contained herein be held to be overly broad so as to be unenforceable, then the parties agree that the remainder of said covenant as is held to be otherwise enforceable, shall be enforced.

9.       NO EMPLOYMENT RIGHTS.      It is acknowledged and agreed by the parties
hereto that (i) as of the date hereof, each of the Selling Stockholders is an employee of HISS under separate written employment agreements, and (ii) this Agreement shall not amend or otherwise affect the terms of such employment agreements or otherwise obligate HomeCom or HISS to retain any Selling Stockholder as an employee of HomeCom or HISS, except as may be provided in such employment agreements.

10.      MISCELLANEOUS.

         (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia, U.S.A., without regard to the principles or laws governing conflict of laws, and HomeCom and the Selling Stockholders hereby consent to the jurisdiction of the courts of such State for this purpose.

         (b) This Agreement contains the entire agreement between the parties with respect to the subject matter hereof. The provisions of this Agreement may not be modified or waived except in writing.

         (c) The headings of this Agreement are for convenience of reference only and shall not limit or otherwise affect the interpretation of any term or provision hereof.

         (d) This Agreement and the rights, powers and duties set forth herein shall, except as set forth herein, bind and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto. Neither HomeCom nor any of the Selling Stockholders may assign any of their rights or interests in and under this Agreement without the prior written consent of HISS, and any attempted assignment without such consent shall be void and without effect.

         (e) All notices given or made hereunder shall be in writing and shall be deemed to have been given (i) when delivered personally, (ii) upon five (5) business days following the day so mailed by U.S. certified or registered mail, return receipt requested, and postage prepaid if the recipient's address is in the United States, or (iii) upon three (3) business days following the day when delivered to an express, overnight courier (such as Federal Express or DHL) for delivery to the recipient at the address indicated for notice of such parties on the signature page to this Agreement, or at such other address as such party may designate by ten (10) days advance written notice to the other party.


11.      COUNTERPARTS.    This agreement may be executed in any number of
counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of such counterparts shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. This Agreement may be executed and delivered by fax (telecopier); any original signatures that are initially delivered by fax shall be physically delivered with reasonable promptness thereafter.


                        [SIGNATURES ON FOLLOWING PAGES]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

HOMECOM:                                               SELLING STOCKHOLDERS:

HOMECOM COMMUNICATIONS, INC.


By: /s/ Harvey Sax                                     By: /s/ Roger Nebel
    -----------------------------------------------        ----------------------------------------------
      Harvey Sax, President                                  Roger Nebel, President


Address:                                               Address:

                                                       808 Fulton Ave
 ------------------------------------------            -------------------------------------------
                                                       Falls Church, VA  22046
 ------------------------------------------            -------------------------------------------

                                                       Social Security No.:  ###-##-####
                                                                             ---------------------



                                                       By: /s/ Samuel Migues
                                                           ----------------------------------------------
                                                             Samuel Migues

                                                       Address:

                                                       4524 Apple Tree Drive
                                                       -------------------------------------------
                                                       Alexandria, VA  22310
                                                       -------------------------------------------

                                                       Social Security No.:  ###-##-####
                                                                             ---------------------



                                                       By: /s/ Cathy E. Crist
                                                           ----------------------------------------------
                                                             Cathy E. Crist


                                                       Address:

                                                       1815 Central St.
                                                       -------------------------------------------
                                                       Broadway, VA  22815
                                                       -------------------------------------------

                                                       Social Security No.:  ###-##-####
                                                                             ---------------------


                       [SIGNATURES CONTINUE ON NEXT PAGE]

                                                                        SELLING STOCKHOLDERS [CONTINUED]:


                                                                        By: /s/ Jay Heiser
                                                                            -----------------------------------------------
                                                                              Jay Heiser


                                                                        Address:

                                                                        1813 Clover Meadow Dr.
                                                                        -------------------------------------------
                                                                        Vienna, VA  22182
                                                                        -------------------------------------------

                                                                        Social Security No.:  ###-##-####
                                                                                              ---------------------

                                   EXHIBIT A
                            IRREVOCABLE STOCK POWER


         For value received, the undersigned hereby transfers unto HomeCom Communications, Inc., a Delaware corporation, Ten Thousand (10,000) shares of $.01 par value per share common stock of HomeCom Internet Security Services, Inc., a Delaware corporation, ("HISS"), represented by Certificate No. ____, and does hereby irrevocably constitute and appoint any officer of HISS as attorney-in-fact to transfer the said shares on the books of HISS with full power of substitution in the premises.

         Dated as of August 30, 1996.



                                        By: /s/ Roger Nebel
                                            --------------------------------
                                               Roger Nebel


In the presence of:

/s/ Samuel Migues
- ------------------------------
Witness

                                   EXHIBIT A
                            IRREVOCABLE STOCK POWER


         For value received, the undersigned hereby transfers unto HomeCom Communications, Inc., a Delaware corporation, Five Thousand (5,000) shares of $.01 par value per share common stock of HomeCom Internet Security Services, Inc., a Delaware corporation, ("HISS"), represented by Certificate No. ____, and does hereby irrevocably constitute and appoint any officer of HISS as attorney-in-fact to transfer the said shares on the books of HISS with full power of substitution in the premises.


         Dated as of August 30, 1996.



                                              By: /s/ Samuel Migues
                                                  ----------------------------
                                                     Samuel Migues


In the presence of:
    /s/ Roger Nebel
- -----------------------------
Witness

                                   EXHIBIT A
                            IRREVOCABLE STOCK POWER


         For value received, the undersigned hereby transfers unto HomeCom Communications, Inc., a Delaware corporation, One Thousand (1,000) shares of $.01 par value per share common stock of HomeCom Internet Security Services, Inc., a Delaware corporation, ("HISS"), represented by Certificate No. ____, and does hereby irrevocably constitute and appoint any officer of HISS as attorney-in-fact to transfer the said shares on the books of HISS with full power of substitution in the premises.

         Dated as of August 30, 1996.



                                             By: /s/ Cathy E. Crist
                                                 -----------------------------
                                                     Cathy E. Crist


In the presence of:
    /s/
- -----------------------------
Witness

                                   EXHIBIT A
                            IRREVOCABLE STOCK POWER


         For value received, the undersigned hereby transfers unto HomeCom Communications, Inc., a Delaware corporation, Five Thousand (5,000) shares of $.01 par value per share common stock of HomeCom Internet Security Services, Inc., a Delaware corporation, ("HISS"), represented by Certificate No. ____, and does hereby irrevocably constitute and appoint any officer of HISS as attorney-in-fact to transfer the said shares on the books of HISS with full power of substitution in the premises.


         Dated as of August 30, 1996.



                                           By: /s/ Jay Heiser
                                               ------------------------------
                                                   Jay Heiser


In the presence of:
    /s/ Roger Nebel
- -------------------------------
Witness





                                        - i -